                                                               -----------------
                                                               EXECUTION VERSION
                                                               -----------------

                               SECOND AMENDMENT TO
                           MASTER REPURCHASE AGREEMENT
                (WACHOVIA TRANSACTION WITH NRFC WA HOLDINGS, LLC)

         THIS SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of
September 20, 2005 (this "Amendment No. 2"), is entered into by and among NRFC
WA HOLDINGS, LLC, as the seller (in such capacity, the "Seller"), WACHOVIA BANK,
NATIONAL ASSOCIATION, as the buyer (in such capacity, the "Buyer"), and
NORTHSTAR REALTY FINANCE CORP., as the guarantor (the "Guarantor"), and consented to by NRFC SUB-REIT CORP., as the pledgor (the "Pledgor"), WELLS
FARGO BANK, NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Minnesota, N.A.), as
the custodian (in such capacity, the "Custodian"), and WACHOVIA BANK, NATIONAL
ASSOCIATION, as the swap counterparty (in such capacity, the "Swap
Counterparty"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

                                 R E C I T A L S

         WHEREAS, the Seller, the Guarantor and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005, as amended by that certain First
Amendment to Master Repurchase Agreement, dated as of August 24, 2005
("Amendment No. 1") (as such Master Repurchase Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to Amendment No. 1 and this Amendment No. 2, the
"Repurchase Agreement");

         WHEREAS, the Seller desires to make certain modifications to the
Repurchase Agreement;

         WHEREAS, the Buyer is willing to modify the Repurchase Agreement as requested by the Seller on the terms and conditions specified herein; and

         WHEREAS, the Pledgor, the Custodian and the Swap Counterparty are
parties to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 2 and desire to consent to the amendments and modifications set forth herein.

         NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. AMENDMENTS TO REPURCHASE AGREEMENT.

         (a) The following new definitions are added to Section 1(a) of Annex I to the Repurchase Agreement:

               (1) "Temporary Increase Expiration Date: The date that is
               forty-five (45) calendar days from the date of this Amendment No.
               2 or, if such day is not a Business Day, the next succeeding
               Business Day."

               (2) "Temporary Increase Period: The period of time from the date of this Amendment No. 2 to and including the Temporary Increase
               Expiration Date."

               (3) "Temporary Increase Indebtedness: The amount of the Purchase
               Price outstanding that exceeds $150,000,000."

         (b) The definition of Maximum Amount in Section 1 (a) of Annex I to the
Repurchase Agreement is hereby amended and restated as follows:

               "Maximum Amount: Means (i) during the Temporary Increase Period,
               $200,000,000 and (ii) after the Temporary Increase Period, (a) in the event the Seller repays the Temporary Increase Indebtedness plus all accrued and unpaid Price Differential thereon and all related Breakage Costs on or before the Temporary Increase
               Expiration Date, $150,000,000 and (b) in the event the Seller does not satisfy clause (ii)(a) of this definition, $200,000,000, as such amount determined pursuant to this clause (ii) may, pursuant to a written request of the Seller during the Commitment
               Period, be increased in the Buyer's discretion (but in all events subject to the Buyer obtaining internal credit approval) up to but not in excess of $300,000,000; provided, however, on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all Transactions.

         (c) The following new Section 24 is hereby added to Annex I to the
Repurchase Agreement:

         "SECTION 24 TEMPORARY INCREASE INDEBTEDNESS.

               On or before the Temporary Increase Expiration Date, the Seller shall either (a) pay to the Buyer the aggregate outstanding
               Temporary Increase Indebtedness, any accrued and unpaid Price
               Differential thereon and any related Breakage Costs or (b) (i)
               the Seller shall pay to the Buyer on the Temporary Increase
               Expiration Date a commitment fee in the amount of the product of
               $50,000,000 and 48 basis

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               points and (ii) the Maximum Amount shall remain at $200,000,000 subject to the definition thereof."

         SECTION 2. [RESERVED].

         SECTION 3. REPURCHASE DOCUMENTS IN FULL FORCE AND EFFECT AS MODIFIED.

        Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment
No. 2. This Amendment No. 2 shall not constitute a novation of the Repurchase
Agreement, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as modified by this Amendment No. 2, as though such terms and conditions were set forth herein.

         SECTION 4. REPRESENTATIONS.

         Each of the Seller, the Guarantor and the Pledgor represents and warrants, as of the date of this Amendment No. 2, as follows:

         (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

         (b) the execution, delivery and performance by it of this Amendment No.
2 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation,
Indebtedness or Guarantee Obligation;

         (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other
Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 2;

         (d) this Amendment No. 2 has been duly executed and delivered by it;

         (e) this Amendment No. 2, as well as each of the Repurchase Documents as modified by this Amendment No. 2, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

         (f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 2; and

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         (g) each of the Repurchase Documents is in full force and effect and neither the Seller, the Guarantor nor the Pledgor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller, the Guarantor, the Pledgor or any other
Person with respect to this Amendment No. 2, the Repurchase Agreement, the
Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller to repay the Obligations and other amounts due under the Repurchase Documents.

         SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment No. 2 is subject to the following conditions precedent: (i) delivery to the Buyer of this Amendment No. 2 duly executed by each of the parties hereto; (ii) payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (iii) such other documents, agreements, certifications or legal opinions as the Buyer may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment No. 2 may be executed in any number of counterparts
(including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment
No. 2 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment No. 2 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

         (d) The interpretive provisions of Section 1(b) of Annex I of the
Repurchase Agreement are incorporated herein mutadis mutandis.

         (e) This Amendment No. 2 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (f) THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAWS PROVISIONS.

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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                        NRFC WA HOLDINGS, LLC,
                                   a Delaware limited liability company

                                   By: /s/ Daniel R. Gilbert
                                      ------------------------------------------
                                   Name: Daniel R. Gilbert
                                        ----------------------------------------
                                   Title: Executive Vice President
                                         ---------------------------------------

                                   Address for Notices:

                                   NRFC WA Holdings, LLC
                                   c/o NorthStar Realty Finance Corp.
                                   527 Madison Avenue
                                   New York, New York 10022
                                   Attention:            Mark E. Chertok
                                                         Richard McCready
                                                         Daniel R. Gilbert
                                   Facsimile No.:        (212) 208-2651
                                                         (212) 319-4558
                                   Confirmation No.:     (212) 319-2618
                                                         (212) 319-2623
                                                         (212) 319-3679
                                   with a copy to:

                                   Paul Hastings Janofsky & Walker LLP
                                   75 East 55th Street
                                   New York, New York 10022
                                   Attention:            Robert J. Grados, Esq.
                                   Facsimile No.:        (212) 230-7830
                                   Confirmation No.:     (212) 318-6923

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THE GUARANTOR:                     NORTHSTAR REALTY FINANCE CORP.,
                                   a Maryland corporation

                                   By: /s/ Daniel R. Gilbert
                                      ------------------------------------------
                                   Name: Daniel R. Gilbert
                                        ----------------------------------------
                                   Title: Executive Vice President
                                         ---------------------------------------

                                   Address for Notices:

                                   NorthStar Realty Finance Corp.
                                   527 Madison Avenue
                                   New York, New York 10022
                                   Attention:            Mark E. Chertok
                                                         Richard McCready
                                                         Daniel R. Gilbert
                                   Facsimile No.:        (212) 208-2651
                                                         (212) 319-4558
                                   Confirmation No.:     (212) 319-2618
                                                         (212) 319-2623
                                                         (212) 319-3679

                                   with a copy to:

                                   Paul Hastings Janofsky & Walker LLP
                                   75 East 55th Street
                                   New York, New York 10022
                                   Attention:            Robert J. Grados, Esq.
                                   Facsimile No.:        (212) 230-7830
                                   Confirmation No.:     (212) 318-6923

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THE BUYER:                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   a national banking association

                                   By:     /s/ Joe Cannon
                                      ------------------------------------------
                                   Name:       Joe Cannon
                                        ----------------------------------------
                                   Title:      Associate
                                         ---------------------------------------

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code: NC0166
                                   301 South College Street
                                   Charlotte, North Carolina 28288
                                   Attention:            Marianne Hickman
                                   Facsimile No.:        (704) 715-0066
                                   Confirmation No.:     (704) 715-7818

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  CONSENTED TO BY:

  THE PLEDGOR:                     NRFC SUB--REIT CORP.,
                                   a Maryland corporation

                                   By: /s/ Daniel R. Gilbert
                                      ------------------------------------------
                                   Name: Daniel R. Gilbert
                                        ----------------------------------------
                                   Title: Executive Vice President
                                         ---------------------------------------

                                   NRFC Sub-REIT Corp.
                                   c/o NorthStar Realty Finance Corp.
                                   527 Madison Avenue
                                   New York, New York 10022
                                   Attention:            Mark E. Chertok
                                                         Richard McCready
                                                         Daniel R. Gilbert
                                   Facsimile No.:        (212) 208-2651
                                                         (212) 319-4558
                                   Confirmation No.:     (212) 319-2618
                                                         (212) 319-2623
                                                         (212) 319-3679
                                   with a copy to:

                                   Paul Hastings Janofsky & Walker LIP
                                   75 East 55th Street
                                   New York, New York 10022
                                   Attention:            Robert J. Grados, Esq.
                                   Facsimile No.:        (212) 230-7830
                                   Confirmation No.:     (212) 318-6923

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CONSENTED TO BY:

THE CUSTODIAN:                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                   By:  /s/ Karolyn Kleingartner
                                      ------------------------------------------
                                   Name:     Karolyn Kleingartner
                                        ----------------------------------------
                                   Title:   Corporate Trust Officer
                                         ---------------------------------------

                                   Wells Fargo Bank, National Association
                                   751 Kasota Avenue
                                   Minneapolis, Minnesota 55414
                                   Attention:           Tina Hatfield,
                                                        Assistant Vice President
                                   Facsimile No.:       (612) 466-5416
                                   Confirmation No.:    (612) 466-5252

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THE SWAP COUNTERPARTY:             WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   a national banking association

                                   By: /s/ Delene M. Travella
                                      ------------------------------------------
                                   Name:  Delene M. Travella
                                        ----------------------------------------
                                   Title: Director
                                         ---------------------------------------

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code: NC0166
                                   301 South College Street
                                   Charlotte, North Carolina 28202-0600
                                   Attention:  Bruce M. Young, Senior
                                               Vice President, Risk Management
                                   Facsimile No.:    (704) 383-0575
                                   Confirmation No.: (704) 383-8778

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